Exhibit 10.1

AMENDMENT NO. 8
AMENDMENT NO. 8, dated as of February 15, 2019 (this “Agreement”), to the Credit Agreement dated as of September 7, 2012, as amended prior to the date hereof (as so amended, the “Credit Agreement”), among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), MIZUHO BANK, LTD., as successor administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, the Credit Agreement has previously been amended on November 1, 2012, August 8, 2013, August 22, 2014, June 18, 2015, August 26, 2015, September 25, 2017 and September 25,2018;
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement in accordance with Section 9.2 thereof; and
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment. Subject to the occurrence of the Amendment Effective Date (as defined below), Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Publicly Traded Debt Securities" set forth therein with the following:
“Publicly Traded Debt Securities” means (i) any issue of debt securities of the Borrower issued under the Indenture, dated as of May 1, 2012 or the Indenture dated as of June 9, 1997 and (ii) any other issue of debt securities of the Borrower or any Subsidiary (other than Forestar Group Inc. and its Subsidiaries) originally issued in a public offering registered with the SEC or in an offering pursuant to Rule 144A under the Securities Act and of which issue at least $50 million aggregate principal amount is outstanding.
Section 2.Representations and Warranties. The Borrower represents and warrants as of the date hereof and the Amendment Effective Date (before and after giving effect to this Agreement) that:
(a)the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on the date hereof and the Amendment Effective Date (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects); and
(b)no Default or Unmatured Default (i) has occurred and is continuing on the date hereof or the Amendment Effective Date or (ii) exists or would exist after giving effect to this Agreement.
Section 3.Conditions to Effectiveness. This Agreement shall become effective on the date (such date, the “Amendment Effective Date”) on which each of the following conditions is satisfied or waived:
(a)The Administrative Agent shall have received on or prior to the Amendment Effective Date, this Agreement executed by the Required Lenders, the Borrower and the Administrative Agent.
(b)There shall have been paid to the Administrative Agent all expenses (including reasonable fees and expenses of one counsel to the Administrative Agent) due and payable on or before the Amendment Effective Date and invoiced at least two Business Days prior to the Amendment Effective Date.

Section 4.Expenses; Indemnification. The Borrower confirms that Section 10.6 of the Credit Agreement applies to this Agreement and the transactions contemplated hereby for the benefit of the Administrative Agent.
Section 5.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.
Section 6.Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7.Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 8.Effect of Agreement. Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument; provided, however, that nothing herein shall be interpreted to change the date of the Credit Agreement. This Agreement shall constitute a Loan Document.
Section 9.Acknowledgement and Affirmation. The Borrower hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Agreement its obligations under the Loan Documents (including Guaranty Agreements (as defined in the Credit Agreement)) executed by the Borrower and (iii) after giving effect to this Agreement acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

D.R. HORTON, INC.

By: /s/ Bill W. Wheat
Name: Bill W. Wheat
Title: Executive Vice President and Chief Financial Officer

[D.R. Horton - Amendment No. 8]

MIZUHO BANK, LTD.
as Lender
By: /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

[D.R. Horton - Amendment No. 8]

BANK OF AMERICA, N.A.,
as Lender
By: /s/ Michael J. Kauffman
Name: Michael J. Kauffman
Title: Vice President

[D.R. Horton - Amendment No. 8]

BANK OF THE WEST,
as Lender
By: /s/ Clifford L. Rooke
Name: Clifford L. Rooke
Title: Managing Director, Real Estate

[D.R. Horton - Amendment No. 8]

BRANCH BANKING AND TRUST COMPANY,
as Lender
By: /s/ Sarah Salmon
Name: Sarah Salmon
Title: Senior Vice President

[D.R. Horton - Amendment No. 8]

CITIBANK, N.A.,
as Lender
By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[D.R. Horton - Amendment No. 8]

COMERICA BANK,
as Lender
By: /s/ Casey L. Stevenson
Name: Casey L. Stevenson
Title: Vice President

[D.R. Horton - Amendment No. 8]

FIRST HAWAIIAN BANK,
as Lender
By: /s/ Todd T. Nitta
Name: Todd T. Nitta
Title: Senior Vice President

[D.R. Horton - Amendment No. 8]

JPMORGAN CHASE BANK, N.A.,
as Lender
By: /s/ Chiara Carter
Name: Chiara Carter
Title: Executive Director

[D.R. Horton - Amendment No. 8]

PNC BANK, NATIONAL ASSOCIATION,
as Lender
By: /s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President

[D.R. Horton - Amendment No. 8]

REGIONS BANK,
as Lender
By: /s/ Randall S. Reid
Name: Randall S. Reid
Title: Senior Vice President

[D.R. Horton - Amendment No. 8]

SUNTRUST BANK,
as Lender
By: /s/ Nick Preston
Name: Nick Preston
Title: Director

[D.R. Horton - Amendment No. 8]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender
By: /s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

[D.R. Horton - Amendment No. 8]

U.S. BANK NATIONAL ASSOCIATION,
as Lender
By: /s/ Gregory N. Kaye
Name: Gregory N. Kaye
Title: Senior Vice President

[D.R. Horton - Amendment No. 8]

WELLS FARGO BANK, N.A.,
as Lender
By: /s/ Elena Bennett
Name: Elena Bennett
Title: Senior Vice President

[D.R. Horton - Amendment No. 8]